UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 14, 2012

Synovis Life Technologies, Inc.

(Exact Name of Registrant as Specified in its Charter)

Minnesota	0-13907	41-1526554
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2575 University Avenue West St. Paul, Minnesota		55114
(Address of Principal Executive Offices)		(Zip Code)

(651) 796-7300

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets

On February 14, 2012, Synovis Life Technologies, Inc. (the “Company”), a Minnesota corporation, announced the completion of the previously announced merger of Twins Merger Sub, Inc. (the “Merger Sub”), a Minnesota corporation and a wholly owned subsidiary of Baxter International Inc. (“Baxter”), a Delaware corporation, with and into the Company (the “Merger”), pursuant to that certain Agreement and Plan of Merger, dated as of December 12, 2011, by and among Baxter Holding Services Company (as assignee of Baxter), the Merger Sub and the Company (as amended, modified or waived from time to time, the “Merger Agreement”). As a result of the Merger, the Company became a wholly owned indirect subsidiary of Baxter.

Upon the effective time of the Merger, and in accordance with the Merger Agreement, each share of the Company’s common stock (the “Company Common Stock”) issued and outstanding immediately prior to the effective time of the Merger was canceled and converted into the right to receive $28.00 (except for dissenting shares and shares held by Baxter, any of its wholly owned subsidiaries or any of the Company’s wholly owned subsidiaries), which equates to $325 million of equity value or approximately $260 million after adjusting for net cash.

The foregoing description of the Merger Agreement is only a summary and is qualified in its entirety by reference to the Merger Agreement, which is incorporated by reference herein as Exhibit 2.1 to this report.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

In connection with the Merger, pursuant to a written request submitted by the Company to the Nasdaq Stock Market on February 14, 2012, trading of the Company Common Stock on the Nasdaq Global Market is expected to be suspended prior to the opening of trading on February 15, 2012. An application on Form 25 to delist the Company Common Stock from the Nasdaq Global Market and deregister the Company Common Stock under Section 12(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) is expected to be filed with the Securities and Exchange Commission (the “SEC”) by the Nasdaq Global Market.

The Company intends to file with the SEC a certification on Form 15, requesting the deregistration of the Company Common Stock under Section 12(g) of the Exchange Act and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03. Material Modification to Rights of Security Holders

Upon the effective time of the Merger, and in accordance with the Merger Agreement, holders of Company Common Stock immediately prior to such effective time ceased to have any rights as shareholders of the Company (other than their right to receive the merger consideration or, in the case of Dissenting Shares (as defined in the Merger Agreement), their rights pursuant to Sections 302A.471 and 302A.473 of the Minnesota Business Corporation Act), and, accordingly, such holders no longer have any interest in the Company’s future earnings or growth.

The foregoing description of the Merger Agreement is only a summary and is qualified in its entirety by reference to the Merger Agreement, which is incorporated by reference herein as Exhibit 2.1 to this report.

Item 5.01. Changes in Control of Registrant

On February 14, 2012, pursuant to the Merger Agreement, Merger Sub merged with and into the Company, and the Company became a wholly owned indirect subsidiary of Baxter. In connection therewith, each share of Company Common Stock issued and outstanding immediately prior to the effective time of the Merger was canceled and converted into the right to receive $28.00 (except for dissenting shares and shares held by Baxter, any of its wholly owned subsidiaries or any of the Company’s wholly owned subsidiaries), which equates to $325 million of equity value or approximately $260 million after adjusting for net cash. Baxter used cash on hand to fund the acquisition of the Company and the payment of the merger consideration.

In connection with the parties’ entry into the Merger Agreement, the directors and executive officers of the Company (the “Voting Parties”) entered into voting agreements (the “Voting Agreements”) covering a total of 1,034,927 shares of the Company Common Stock (including 407,500 shares which may be acquired within 60 days upon the exercise of options) legally or beneficially owned by the Voting Parties (the “Voting Party Shares”), which shares represented approximately 8.9% of the Company’s outstanding shares (assuming the exercise of such options). Under the Voting Agreements, each Voting Party agreed to vote his or her Voting Party Shares in favor of the Merger and also agreed to certain restrictions on the disposition of such Voting Party Shares, subject to the terms and conditions set forth in the Voting Agreements.

The foregoing description of the Merger Agreement and Voting Agreements is only a summary and is qualified in its entirety by reference to the Merger Agreement, which is incorporated by reference herein as Exhibit 2.1 to this report, and the form of Voting Agreement, which is incorporated by reference as Exhibit 2.2 to this report.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Pursuant to the terms of the Merger Agreement and the Articles of Merger, dated as of February 14, 2012, by and between Merger Sub and the Company, at the effective time of the Merger, the directors and officers of the Merger Sub immediately prior to such time became the directors of the Company in replacement of the then-existing directors and officers. Ludwig N. Hantson became the President of the Company at the effective time of the Merger. The directors of the Company are Mr. Hantson, Robert J. Hombach and David P. Scharf.

Any information regarding Mr. Hantson, required by Items 401(b), (d), and (e) and Item 404(a) of Regulation S-K, and Messrs Hombach and Scharf, required by Item 404(a) of Regulation S-K, is discussed in Baxter’s annual report on Form 10-K for the year ended December 31, 2010, filed with the SEC on February 23, 2011, and is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Pursuant to the Merger Agreement, the by-laws of the Merger Sub as in effect at the effective time of the Merger became the by-laws of the Company, which by-laws are set forth on Exhibit 3.1 to this report.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of December 12, 2011, by and among Baxter Holding Services Company (as assignee of Baxter International Inc.), Twins Merger Sub, Inc. and Synovis Life Technologies, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on December 12, 2011).

2.2	Form of Voting Agreement, dated as of December 12, 2011, between Baxter International Inc. and each of the Directors and Executive Officers of Synovis Life Technologies, Inc. (incorporated by reference to Exhibit A of the Agreement and Plan of Merger, dated as of December 12, 2011, by and among Baxter Holding Services Company (as assignee of Baxter International Inc.), Twins Merger Sub, Inc. and Synovis Life Technologies, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on December 12, 2011).

3.1	By-laws of Synovis Life Technologies, Inc.

SIGNATURE

Pursuant to the requirements of the Exchange Act, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SYNOVIS LIFE TECHNOLOGIES, INC.

(Registrant)

Date: February 14, 2012	By:	/s/ Stephanie A. Shinn
Stephanie A. Shinn
Vice President and Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of December 12, 2011, by and among Baxter Holding Services Company (as assignee of Baxter International Inc.), Twins Merger Sub, Inc. and Synovis Life Technologies, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on December 12, 2011).

2.2	Form of Voting Agreement, dated as of December 12, 2011, between Baxter International Inc. and each of the Directors and Executive Officers of Synovis Life Technologies, Inc. (incorporated by reference to Exhibit A of the Agreement and Plan of Merger, dated as of December 12, 2011, by and among Baxter Holding Services Company (as assignee of Baxter International Inc.), Twins Merger Sub, Inc. and Synovis Life Technologies, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on December 12, 2011).

3.1	By-laws of Synovis Life Technologies, Inc.